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                       SECURITIES AND EXCHANGE COMMISSION

                                 Washington D.C.


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 March 12, 2003
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                Date of Report (Date of earliest event reported)


                         LocatePLUS Holdings Corporation
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)



           000-49957                               04-3332304
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   (Commission file number)            (IRS employer identification number)



                               100 Cummings Center
                                   Suite 235M
                          Beverly, Massachusetts 01915
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                    (Address of principal executive offices)


                                 (978) 921-2727
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              (Registrant's telephone number, including area code)

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ITEM 6.  Resignations of Registrant's Directors.


In a letter to the Company dated Wednesday March 12, 2003, Dr. Richard B. Yules resigned from the Board of Directors. The letter from Dr. Yules stated, in its entirety, "I have very much enjoyed my association with the Company and my colleagues on the Board, but it appears that the Company's current needs exceed my capacity to commit a sufficient portion of my time. I wish you all good fortune."


                                 SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.


                                           LocatPLUS Holdings Corporation
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                                                  (Registrant)



                                           By:

                                           /s/ Jon R. Latorella
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                                           Jon R. Latorella
                                           President and Chief Executive Officer